AGREEMENT OF SALE AND PURCHASE

This Agreement of Sale and Purchase (“Agreement”) is effective as of the Effective Date (set forth in Escrow Agent’s signature block below) by and between AF CORPORATE PARK PLACE, LTD., a Texas limited partnership (“Seller”), and HARTMAN XX LIMITED PARTNERSHIP, a Texas limited partnership (“Purchaser”).  In consideration of the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows.

RECITALS:

A.

WHEREAS, Seller currently owns the Property (as hereinafter defined), and wishes to sell the Property to Purchaser on the terms herein set forth, and Purchaser wishes to purchase the Property on the terms herein set forth;

NOW, THEREFORE, in consideration of the premises, TEN AND NO/100 U.S. DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the mutual undertakings of the parties hereinafter set forth, it is hereby agreed by the parties as follows:

1.

Sale and Purchase: Property.  Seller agrees to sell and convey unto Purchaser, and Purchaser agrees to purchase and accept from Seller, for the price and subject to the terms, covenants, conditions and provisions herein set forth, the following:

A.

All of that certain tract of land, commonly known as Corporate Park Place, located at 1333 Corporate Drive, Irving, Texas, and situated in Dallas County, Texas, which is more particularly described in Exhibit “A” attached hereto and incorporated herein by reference for all purposes (“Land”), and all rights and appurtenances pertaining to the Land, including, without limitation, all of Seller’s right, title and interest, if any, in and to (a) all roads, alleys, easements, streets and rights of ways adjacent to or serving the Land, (b) strips and gores of real property lying between the boundaries of the Land and adjoining real estate, and (c) any and all rights of ingress and egress thereto; and (c) any minerals, utilities, licenses and permits related to the Land; together with all buildings, improvements, structures, fixtures placed, constructed or installed on the Land (“Improvements”) (the Land and the Improvements being sometimes referred to hereinafter as the “Real Property”);

B.

All right, title and interest, if any, of Seller in and to any land lying in the bed of any street, road or access way, opened or proposed, in front of, at a side of or adjoining the Real Property to the centerline thereof (“Property Rights”);

C.

All oil, gas and other minerals lying in, on or under the Real Property which are owned by Seller, together with the executive rights owned by Seller at the Effective Date (“Mineral Rights”);

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D.

All right, title and interest of Seller, reversionary or otherwise, in and to all easements in or upon the Land; and all other rights and appurtenances belonging or in anywise pertaining thereto (“Appurtenances”);

E.

Any and all equipment, furnishings, or other tangible personal property (the “Personal Property”) owned by Seller and presently placed or installed on or about the Real Property or used as part of or in connection therewith;

F.

Seller’s interest as landlord under all Existing Leases and New Leases (each as hereinafter defined, and, collectively, “Leases”) of space in the Property to which Seller is a party, and all refundable tenant security deposits held by Seller on the Closing Date; and

G.

to the extent assignable, any and all Assumed Service Contracts, bonds, warranties and guaranties relating to the Real Property (the “Contracts”).

The items described in Paragraphs A through G of this Section 1 are hereinafter collectively called the “Property.”

2.

Consideration.  The purchase price (“Purchase Price”) to be paid by Purchaser to Seller for the sale and conveyance of the Property shall be NINE MILLION FIVE HUNDRED THOUSAND AND NO/100 U.S. DOLLARS ($9,500,000.00) which shall be payable to Seller at the closing (“Closing”) in good Federal funds, subject to adjustment for prorations as herein set forth.

3.

Earnest Money. Within three (3) business days of the Effective Date, Purchaser shall deposit with Chicago Title Co., 2001 Bryan Street, Suite 1700, Dallas, Texas 75201, Attention: Michael Haas, Phone: 214.965.1678, HaasM@CTT.com (“Title Company” or “Escrow Agent”), ONE MILLION AND NO/100 U.S. DOLLARS ($1,000,000.00) as earnest money (“Earnest Money”).  The Earnest Money shall be deposited in an interest-bearing account, with the interest to be included as a part of the Earnest Money.  If the transaction contemplated hereby is consummated in accordance with the terms and provisions hereof, the Earnest Money shall be applied to the Purchase Price at Closing. If the transaction is not so consummated, the Earnest Money shall be held and delivered by the Title Company as hereinafter provided.  Notwithstanding anything herein to the contrary in this Agreement, the Earnest Money shall be fully earned upon execution of this Agreement by Purchaser and Seller and shall be non-refundable to Purchaser under any circumstances other than (a) the failure of this transaction to close due to the default of Seller or (b) Purchaser’s termination of this Agreement under Sections 9.H and 9.I. hereof.

4.

Survey.  Seller shall, at Seller’s expense, within ten (10) days from the Effective Date, cause to be furnished to Purchaser the most recent survey in Seller’s possession or control (the “Survey”) of the Property. Purchaser shall pay all costs incurred in connection with Purchaser's obtaining a new survey or updating or recertifying the Survey to the extent such costs exceed the TWO THOUSAND FIVE HUNDRED AND NO/100 U.S. DOLLARS ($2,500.00) to be paid by Seller at Closing.

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5.

Title. Within ten (10) days after the Effective Date, Seller shall furnish to Purchaser a title commitment (“Commitment”) showing Seller as the record title owner of the Property by the terms of which Title Company, as agent for Insurance Company, agrees to issue to Purchaser at Closing an owner policy of title insurance (“Title Policy”) in the amount of the Purchase Price on the standard T-1 form therefor promulgated by the Texas Department of Insurance insuring Purchaser’s fee simple title to the Property to be good and indefeasible subject to the terms of such policy and the Schedule B exceptions, together with the most legible copies available of all documents and plats, if any, which will be shown as Schedule B exceptions on the Title Policy upon issuance. At Closing, the standard printed exceptions shall be modified, at Purchaser’s option and expense, to the extent allowed as follows: (a) the exception relating to restrictive covenants shall be deleted, or shall specifically identify by volume and page any restrictive covenants affecting the Property, (b) the exception relating to boundaries, etc., shall be modified to read “shortages in area”, (c) the exception as to taxes shall be modified to refer to standby fees, taxes and assessments by any taxing authority for 2015 and subsequent years; and subsequent taxes and assessments by any taxing authority for prior years due to change in land usage or ownership, but not those taxes and assessments for prior years because of an exemption granted a previous owner of the property under Section 11.13, Texas Tax Code, or because of improvements not assessed for a previous year, and (d) the exception as to rights of parties in possession shall be deleted and replaced with a list of specific tenants.

On or before ten (10) days after delivery of the Commitment and the Survey, Purchaser shall provide Seller with written notice of any objection to the Schedule B exceptions or any condition of the Property as revealed by the Survey. All objections raised by Purchaser in the manner herein provided are hereafter called “Objections.”

Seller may, but shall not be obligated to, cure any Objections within five (5) days after Seller’s receipt of Purchaser’s notice of Objections (“Seller’s Cure Period”).

In the event that Seller is unable or unwilling to complete the cure of any such Objection prior to the expiration of Seller’s Cure Period, Purchaser may, within five (5) days following the earlier of Seller’s notice to Purchaser that it will not cure one or more of the Objections, or the expiration of Seller’s Cure Period (“Purchaser’s Title Termination Period”): (a) terminate this Agreement in its entirety by giving Seller written notice, whereupon the Title Company shall release the Earnest Money to Seller, and thereafter Seller and Purchaser shall be released and relieved of further obligations, liabilities or claims hereunder; or (b) waive, in writing, any such Objections.

Except as provided in the next sentence, the term “Permitted Exceptions” shall include and be limited to: (a) all Schedule B exceptions not objected to by Purchaser within the period herein provided; (b) the printed Schedule B exceptions modified in the manner herein provided; and (c) any Objections which are waived in the manner herein provided.  Notwithstanding anything to the contrary, by Closing, Seller shall remove, and Purchaser need not object to, the following (“Removed Exceptions”): (1) mortgages, deeds of trust, mechanics liens and other monetary liens other than liens for taxes and CC&R assessments not yet due and payable; and (2) lease or other possessory rights other than pursuant to the Leases.

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6.

Representations. Warranties, Covenants, and Conditions Precedent.

A.

Seller’s Representations and Warranties.  Seller makes the following representations and warranties to Purchaser as of the Effective Date, in addition to any other covenants and representations made by Seller herein:

i.

Seller’s Existence.  Seller is a duly organized and validly existing limited partnership pursuant to the laws of the State of Texas, is in good standing in Texas, and has full power to enter into and perform this Agreement and to perform the obligations described herein;

ii.

Seller’s Authority.  This Agreement has been duly authorized by requisite action and is enforceable against Seller in accordance with its terms; neither the execution and delivery of this Agreement nor the consummation of the sale provided for herein will constitute a violation or breach by Seller of any provision of any agreement or other instrument to which Seller is a party or to which Seller may be subject although not a party, or will result in or constitute a violation or breach of any judgment, order, writ, injunction or decree issued against or binding upon Seller or the Property;

iii.

No Insurance Notices.  To the best of Seller’s knowledge, no notices have been received by Seller from any insurance company which has issued a policy with respect to any portion of the Property, or by any Board of Fire Underwriters (or other body exercising similar functions), requesting the performance of any repairs, alterations, or other work which has not been complied with;

iv.

No Known Pending Proceedings.  To the best of Seller’s knowledge, Seller has received no notices of, and there is no pending action, suit, condemnation proceeding or claim affecting the Property or any portion thereof, nor affecting Seller and relating to the ownership, operation, use or occupancy of the Property, in any court or by or before any federal, state, county or municipal department, commission, board, bureau or agency or other governmental entity nor, to the best of Seller’s knowledge, is any such action, suit, proceeding or claim threatened or asserted;

v.

Seller Not Foreign Person. Seller is not a foreign person or entity as defined in Section 1445 of the Internal Revenue Code of 1986, as amended, and Purchaser is not obligated to withhold portions of the Purchase Price for the benefit of the Internal Revenue Service;

vi.

No Insolvency Proceedings. No attachment, execution, assignment for the benefit of creditors, receivership, conservatorship or voluntary or involuntary proceedings in bankruptcy or pursuant to any other debtor relief laws is contemplated or has been filed by or against Seller or the Property, nor is any such action pending by or against Seller or the Property;

vii.

Title. Seller is the legal fee simple titleholder of the Property and has good and indefeasible title to the Property free and clear of all liens and encumbrances of any

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kind, except (i) those exceptions of public record in the County where the Property is situated, which will not materially interfere with the contemplated use and operation of the Property, (ii) utility and other easements which will not materially interfere with the contemplated use and operation of the Property, (iii) facts and conditions which would be disclosed by an inspection and/or survey of the Property and which will not materially interfere with the contemplated use and operation of the Property, and (iv) real estate taxes for the current tax year which are liens on the Property and are not yet due and payable and (v) the existing lien of Seller’s lender respecting the Property, which Seller shall cause to be released;

viii.

No Known Regulatory Violations.  To the best of Seller’s knowledge, Seller has not received any written or other notice, which to the best of Seller’s knowledge remains uncured that the Property is in breach of any law, ordinance or regulation, or any order of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality wherever located, including, without limitation, those relating to environmental matters and hazardous waste, and no claim, action, suit or proceeding is pending, or, to the best of Seller’s knowledge and belief and after due inquiry, threatened against or affecting Seller or affecting the Property, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or entity wherever located, with respect to the Property or the Seller’s present use and operation of the Property;

ix.

No Known Hazardous Materials. To the best of Seller’s knowledge, other than as disclosed on the Prior ESA Report as hereinafter defined, and without further inquiry: (i) all required federal, state and local permits concerning or related to environmental protection and regulation for the Land have been secured and are current; (ii) Seller is and has been in full compliance with such environmental permits and other requirements regarding environmental protection under applicable federal, state or local laws, regulations or ordinances; (iii) there is no pending action against Seller under any environmental law, regulation or ordinance and Seller has not received written notice of any such action or possible action; and (iv) there is not now, nor has there been in the past, release of hazardous substances on, over, at, from, into or onto any facility at the Land, as such terms are understood under the Comprehensive Environmental Response, Compensation and Liability Act;

x.

No Known Pending Public Improvements.  To the best of Seller’s knowledge, there is no pending public improvements in, about or outside the Property which will in any manner affect access to the Property or result in additional assessments against the Property;

xi.

Ad Valorem Taxes.  Except as otherwise expressly provided in this Agreement, all ad valorem taxes on the Property for prior years and any special assessments affecting the Property or any part thereof, have been paid in full in accordance with their terms and there are no deferred ad valorem taxes for prior years or unpaid special assessments pertaining to the Property; and

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xii.

Rent Roll and Statements of Income and Expenses.  To the best of Seller’s knowledge, the rent roll and statements of income and expenses provided by Seller to Purchaser pursuant to Exhibit “B” hereof, are true and correct in all material respects.

“To the best of Seller’s knowledge”, as used herein, is the actual present and conscious awareness or knowledge of Tod Fobare and Frederick G. Currey, Jr., the President and Executive Vice President, respectively, of Fobare Commercial, L.P. who is the managing agent for Seller most likely to have knowledge of each of the above matters, but without any duty of inquiry or investigation, and without any personal liability on the part of said persons.  Seller acknowledges that Purchaser has relied and will rely on the representations and warranties of Seller in executing this Agreement and in closing the purchase and sale of the Property pursuant to this Agreement, and Seller, during the term of this Agreement, agrees to notify Purchaser in writing promptly in the event of any change affecting any of such representations and warranties.  Until and unless Seller’s warranties and representations shall have been qualified and modified as appropriate by any such additional information provided by Seller to Purchaser, Purchaser shall continue to be entitled to rely on Seller’s representatives and warranties set forth in this Agreement. All of Seller’s representations and warranties, as so qualified and modified, shall survive Closing to the extent specified in Section 9.J hereof.

B.

Purchaser’s Representations and Warranties.  Purchaser represents and warrants to Seller and agrees as of the date hereof and as of the Closing Date that:

i.

Purchaser’s Existence.  Purchaser is a duly organized and validly existing limited partnership pursuant to the laws of the State of Texas, and has full power to acquire the Property, to enter into and perform this Agreement and to perform the obligations described herein; and

ii.

Purchaser’s Authority.  The execution and delivery of this Agreement has been duly authorized by all necessary and appropriate action.

C.

Seller’s Covenants.  Seller covenants and agrees with Purchaser that between the date hereof and the date of Closing:

i.

Promptly upon obtaining knowledge of the institution of any proceedings for the condemnation of the Property, or any portion thereof, or any other proceedings arising out of injury or damage to the Property, or any portion thereof, Seller will notify Purchaser of the pendency of such proceedings;

ii.

Seller will advise Purchaser promptly of any litigation, arbitration or administrative hearing concerning or affecting the Property of which Seller has notice;

iii.

Seller will maintain all casualty and liability insurance policies currently covering the Property or any part thereof in full force and effect with the casualty limits at not less than those in existence on the Effective Date;

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iv.

From and after the Effective Date and through Closing or earlier termination of this Agreement, Seller shall operate, maintain and manage the Property in the same manner as Seller has in the past, including continuing repair and preventative maintenance and maintenance of adequate insurance with respect thereto, including, but not limited to, Seller’s complete repair, prior to Closing, of the damaged sections of the façade of the building on the North elevation between the 2nd and 3rd floors to provide a uniform appearance.

v.

After the Effective Date, Seller shall continue to have the right to negotiate for a new lease, license or occupancy agreement for all or some portion of the Real Property or any amendment, renewal, expansion or modification to, or termination of, any Existing Lease (all of the foregoing, a “New Lease”) in accordance with Seller’s normal business practices; provided that a copy of any New Lease is delivered to Purchaser for Purchaser’s consent, which consent shall not be unreasonably withheld, and which consent shall be given or not within five (5) business days after written request (with failure to respond during such period being deemed approval); and

vi.

Seller shall not cause, permit or suffer any change to the Property title, including monetary liens, except for those expressly allowed as Permitted Exceptions.  By Closing, Seller shall remove all Removed Exceptions.  Seller will not offer to sell any or all of the Property, or solicit, negotiate or accept any offers to sell any or all or of the Property, and Seller shall promptly deliver to Purchaser any unsolicited offers received by Seller or its agents.

D.

Conditions Precedent to Purchaser’s Obligations. Purchaser’s obligation to consummate the transaction contemplated hereunder is expressly subject to the satisfaction of the following conditions as of the date of Closing.  If any such condition fails, then Purchaser may either waive such condition or terminate this Agreement whereupon the Earnest Money shall be paid to Seller:

i.

Representations and Warranties.  Seller’s representations and warranties set forth in Section 6.A and restated as of Closing continue to be true and accurate in all material respects;

ii.

Seller’s Obligations.  Seller shall have performed or complied with Seller’s covenants, agreements and obligations hereunder in all material respects;

iii.

No Material Adverse Change. There is no material, adverse change in the matters, or new exceptions, reflected by the Survey and the Title Commitment except as consented to in writing by Purchaser;

iv.

No Bankruptcy Proceeding. There shall not have been instituted by or against Seller or the Property any bankruptcy proceeding; and

v.

Estoppel Certificates.  Seller shall prepare and deliver to: (1) all tenants an estoppel certificate in the form of Exhibit C and consistent with the information specified in the Leases.  As conditions to Closing for Purchaser’s benefit: (i) Purchaser shall have received such executed estoppels aggregating at least 75% of the leased space in the

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Property in the form of Exhibit C at least ten (10) days prior to Closing; and (ii) no returned estoppels shall have any material, adverse, information added thereto.  All estoppels returned shall be deemed acceptable to Purchaser unless specifically disapproved in writing by the later of the Termination Date or three (3) business days after receipt.  Seller shall use commercially reasonable efforts to cause such conditions to be satisfied.

vi.

Title Policy.  Title Company shall be committed to issue at the Closing with respect to the Property an original owner’s policy of title insurance on the standard T-1 form of Title Company, in the amount of the Purchase Price, subject to no exceptions other than the Permitted Exceptions.

E.

Conditions Precedent to Seller’s Obligations.  Seller’s obligation to consummate the transaction contemplated hereunder is expressly subject to the satisfaction of the following conditions as of the date of Closing:

i.

Representations and Warranties.  Purchaser’s representations and warranties set forth herein continue to be true and accurate in all material respects; and

ii.

Purchaser’s Obligations.  Purchaser has performed all of its obligations hereunder in all material respects.

F.

Seller’s Due Diligence Deliveries; Purchaser’s Right to Inspect.  The Due Diligence Items (herein so called) respecting the Property as listed on Exhibit “B” attached hereto and made a part hereof for all purposes (with the exception of plans and specifications for the Improvements which will be made available at the Property), have been made available for inspection, downloading or printing on MYRETA.com. to the extent they are in Seller’s possession. Broker has heretofore given Purchaser the means to access MYRETA.com.

In addition, Seller, without representation or any implied warranty, other than as set forth in Section 6.A hereof, has made available on MYRETA.com a Phase I environmental site assessment or investigation report that was prepared for or received by Seller at the time of Seller’s acquisition of the Property and an updated and current mold/fungus report, and any reliance letter(s) and or follow up correspondence or updates thereto (collectively, the “Prior ESA Report”), all being made available to Purchaser on MYRETA.com prior to Purchaser’s execution of this Agreement. Purchaser shall contract for its own environmental and physical inspection of the Property, if and to the extent Purchaser so desires.

At any time from and after the Effective Date and during the term of this Agreement, with Seller’s prior written consent which shall not be unreasonably conditioned, delayed or withheld, Purchaser, its agents or employees, may enter upon the Property to inspect the Property at such reasonable times and in such a manner so as to minimize interference and interruption to the use being made of the Property by Seller, its tenants, occupants, agents, employees, representatives and invitees; provided, however, Purchaser must obtain Seller’s prior written approval, which may be granted or withheld in Seller’s sole discretion, of the scope and method of any environmental testing or inspection (other than a Phase I environmental site assessment) prior to Purchaser’s commencement of such tests or inspections.  Purchaser, its engineers,

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architects, employees, contractors, consultants and agents shall maintain commercial liability insurance policies, in an amount not less than Two Million and No/100 Dollars ($2,000,000.00) insuring against claims arising as a result of the inspection of the Property.  Prior to commencing any inspections, Purchaser shall deliver to Seller a certificate of insurance evidencing the existence of the aforesaid policy and naming Seller, Seller’s management company and Seller’s lender as additional insureds.  Purchaser shall provide Seller with not less than twenty-four (24) hours’ advance notice regarding any such entry, which notice shall be given to Pat Hanahan, the Property manager at the Property, at  office: 972-550-0544 or mobile: 864-907-7014 .  With respect to any entry upon the Property, Seller shall be entitled to have a representative of Seller accompany Purchaser or the party entering the Property on behalf of Purchaser, at Seller’s election.

Notwithstanding any provisions herein to the contrary,  Purchaser may, at its election, by giving written notice to Seller on or before the date which is thirty (30) days after the Effective Date hereof, as hereinafter defined (the “Termination Date”), terminate this Agreement. The period between the Effective Date and the Termination Date is herein called the “Review Period”.  If Purchaser gives written notice of its election to terminate this Agreement pursuant to this Section 6.F before 5 p.m. Central Time on the Termination Date, the Title Company shall release the Earnest Money to Seller, and neither party shall thereafter have any further rights or obligations hereunder, and Purchaser agrees to furnish to Seller copies of any inspection reports or studies resulting from Purchaser’s review and inspection of the Property, without warranty of any kind, and to return to Seller all of the Due Diligence Items. Seller hereby acknowledges the sum of One Hundred Dollars ($100.00) in hand paid by Purchaser as consideration for entering into this Agreement with the right to inspect the Property. Purchaser agrees to repair any damages to the Property caused by such inspections and, immediately following such inspection, reasonably restore the Property to substantially the same condition as existing prior to such inspections. Purchaser’s obligation to restore shall be secured by Seller’s right to setoff against the Earnest Money.  In addition, Purchaser shall indemnify, defend and hold Seller harmless from any and all claims, demands, liabilities, damage and costs, including attorneys’ fees, arising out of or resulting from any activity of Purchaser, its agents, employees or representatives pursuant to the provisions of this paragraph, which indemnity shall survive the termination or Closing of this Agreement; provided that such indemnity shall exclude any claim, loss or liability arising from the mere discovery of a pre-existing condition.  If Purchaser does not give written notice of its election to terminate this Agreement before 5 p.m. Central Time on the Termination Date, Purchaser will be deemed to have waived any rights it may have to terminate under this Section 6.F and Purchaser shall be obligated to consummate this Agreement in accordance with the terms and provisions hereof.

Prior to the Termination Date, Purchaser may deliver written notice specifying which service contracts, delivered per Exhibit B, Purchaser will assume (“Assumed Service Contracts”).  By Closing, Seller shall terminate all service contracts other than Assumed Service Contracts.

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7.

Remedies.

A.

Seller’s Remedies.  If Purchaser shall fail to close the transaction contemplated hereby as and when required or if Purchaser shall otherwise be in default of its obligations hereunder prior to Closing, the Earnest Money shall be paid over to Seller as agreed liquidated damages, it being acknowledged by Purchaser and Seller that in such event Seller will suffer substantial damages but such damages are incapable of exact ascertainment.  After payment to Seller of the Earnest Money, neither Seller nor Purchaser shall have any further rights or obligations hereunder except that Purchaser shall remain obligated pursuant to the provisions hereof which survive termination.  If subsequent to Closing Purchaser shall fail to comply with its obligations contained herein which survive Closing, Seller, in addition to any rights and remedies provided herein, shall be entitled to any and all remedies available at law or in equity.

B.

Purchaser’s Remedies.  If this transaction shall not be closed because of default of Seller, the Earnest Money shall, at Purchaser's election, be refunded to Purchaser on demand, and, after repayment of the Earnest Money to Purchaser, this Agreement shall be null and void and neither Seller nor Purchaser shall have any further rights or obligations hereunder except that Purchaser shall remain obligated pursuant to the provisions hereof which survive termination; or Purchaser shall have the right to sue for specific performance of this Agreement, provided that such specific performance remedy shall be available to Purchaser only upon Purchaser's full satisfaction of each of Purchaser's obligations under this Agreement, including without limitation Purchaser's obligation to deliver the Earnest Money to the Title Company and delivering sufficient proof to the Title Company and Seller that Purchaser is ready, willing and able to close this transaction.  If, however, the equitable remedy of specific performance is not available, Purchaser may seek any other right or remedy available at law or in equity; provided, however, that in no event shall Seller's liability exceed the lesser of (i) $250,000 or (ii) the actual reasonable out-of-pocket expenses incurred by Purchaser in connection with this Agreement, limited to payments to (A) Purchaser's attorneys' fees in connection with the negotiation of this Agreement and due diligence review of the Property and (B) unrelated and unaffiliated third party consultants in connection with the performance of examinations, inspections and/or investigations pursuant to Section 6.F.  For the purposes of this provision, specific performance shall be considered not available to Purchaser only if a court of competent jurisdiction determines conclusively that Purchaser is entitled to specific performance on the merits of its claim but said court is unable to enforce specific performance due to reasons beyond the control of the court.  The option selected by Purchaser shall be Purchaser's sole and exclusive remedy, and in no event shall Purchaser be entitled to damages except as specifically set forth herein.  Purchaser agrees to indemnify, defend, protect, save and hold harmless Seller and each of Seller's directors, officers, employees, agents, affiliates, members, stockholders and other principals and representatives from and against any and all losses, claims, liabilities, damages, injuries, penalties and other costs and expenses of any and every kind whatsoever (collectively the “Losses”) paid, incurred or suffered by or asserted against Seller as a result of or arising out of Purchaser wrongfully seeking, commencing and/or prosecuting a specific performance action against Seller or in any way wrongfully filing a lis pendens or similar action against the Property, which Losses shall include without limitation any amounts which would otherwise have been

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realized by Seller had Seller been able to sell, transfer or convey the Property to any other purchaser free of any such specific performance, lis pendens or other similar action.

C.

Attorneys’ Fees.  In the event of any default by either Seller or Purchaser, the non-defaulting party shall be entitled to recover from the defaulting party its reasonable attorneys’ fees, expenses and costs of court.

8.

Closing.

A.

Closing Date.  Provided that all of the conditions of this Agreement shall have theretofore been satisfied, the Closing shall be held at the Title Company on or before thirty (30) days after the Termination Date [exact date to be filled in].  The date upon which the Closing occurs is referred to herein as the “Closing Date.”  Purchaser shall have the right to extend the Closing Date for an additional thirty (30) days [exact date to be filled in], provided Purchaser gives notice of its election of such extension and deposits with the Title Company an additional ONE HUNDRED THOUSAND AND NO/100 U.S. DOLLARS ($100,000.00) (the “Extension Earnest Money”) not later than 5:00 p.m. Central Time on the date that is five (5) business days prior to the Closing Date.  The Extension Earnest Money shall be released to Seller and applied in the same manner as the Earnest Money.

B.

Closing Matters.

i.

At Closing, Seller shall:

a.

Cause the Title Policy to be issued to Purchaser by the Insurance Company;

b.

Execute, deliver and acknowledge the following documents (in form and content reasonably acceptable to Seller and Purchaser):

(i)

A special warranty deed (“Deed”) in the form of Exhibit D conveying all of the Property, Property Rights, Mineral Rights and Appurtenances, subject only to ad valorem taxes for the year of Closing not yet due and payable, and the applicable Permitted Exceptions; and, an Assignment and Bill of Sale in the form of Exhibit E (“Assignment”);

(ii)

A certificate warranting to the Title Company that to the knowledge of Seller (A) there are no unpaid sums arising out of repairs or improvements made to the Property on Seller’s account prior to Closing; (B) there are no judgments, bankruptcies, liens or leases (except for the Leases and the lien for taxes not yet due and payable) or other claims against the Property or against Seller that would create any encumbrances upon any of the Property.

c.

 Non-foreign Person Affidavit. Execute and deliver an affidavit in form and substance satisfactory to Purchaser confirming that Seller is not a foreign

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person or entity within the meaning of Section 1445 of the Internal Revenue Code of 1986, as amended;

d.

Evidence of Authority. Deliver to the Title Company such evidence of Seller’s authority to consummate the sale of the Property as is contemplated in this Agreement or as Purchaser or the Escrow Agent may reasonably request;

e.

Keys; Original Documents. Deliver all keys to all locks on the Property in the possession of Seller and all originals of the Due Diligence documents in the possession, custody or control of the Seller pertaining to the Property;

f.

Possession of Property.  Deliver possession of the Property to Purchaser;

g.

Seller’s Closing Statement.  Deliver Seller’s executed Closing Statement;

h.

Notices to Tenants.  Notices to each of the tenants under the Leases notifying them of the sale of the Real Property and directing them to pay all future rent as Purchaser may direct in form reasonably satisfactory to the parties; and

i.

Other.  Such other documents and instruments as may reasonably be required the Title Company and that may be reasonably necessary or appropriate to consummate this transaction and to otherwise effect the agreements of the parties hereto.

ii.

At Closing, Purchaser shall:

a.

Deliver the Purchase Price in cash to the Title Company;

b.

Evidence of Authority. Deliver to the Title Company such evidence of Purchaser’s authority to consummate the sale of the Property as is contemplated in this Agreement or as Seller or the Escrow Agent may reasonably request;

c.

Purchaser’s Closing Statement.  Deliver Purchaser’s executed Closing Statement;

d.

Assumption Agreements.  Deliver an Assignment; and

e.

Other.  Such other documents and instruments as may reasonably be required by the Title Company and that may be reasonably necessary or appropriate to consummate this transaction and to otherwise effect the agreements of the parties hereto.

iii.

At Closing, ad valorem taxes (real and personal) for the year of Closing shall be prorated in cash as of the Adjustment Time (as hereinafter defined).  All special taxes or assessments assessed and payable prior to the Closing Date shall be paid by Seller and

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those assessed and payable after the Closing Date shall be paid by Purchaser. If the ad valorem taxes for the year of Closing are not known or cannot be reasonably estimated, taxes shall be estimated based on taxes for the year prior to Closing, and the proration based on such estimates shall be final and shall not be further adjusted except in the event of a reduction in value for 2015 based on the tax suit which Seller has filed to contest the 2015 ad valorem tax valuation with respect to the Property.  If such suit has been resolved prior to Closing, then Seller shall transfer to Purchaser, or pay directly to tenants, any reimbursements due to tenants as a result of any reduction in value resulting from such suit.  If such suit has not been resolved prior to Closing, Purchaser shall take over responsibility for such suit (with Seller paying any costs incurred prior to Closing and Purchaser being responsible for any costs incurred subsequent to Closing), and upon resolution of such suit, if there are any reimbursements or taxes owed to Seller, after payment of any amounts due to tenants, Purchaser shall pay to Seller any amounts owed to Seller.  If 2014 taxes are used as a basis for estimating taxes for the year of Closing, and are subsequently reduced as a result of such suit, then Purchaser shall pay to Seller any amounts owed to Seller for overpayment of 2014 taxes.

Seller shall cause all utility meters to be read on the date of Closing and all utilities thereafter used shall be paid by Purchaser and all utilities theretofore used shall be paid by Seller.  All income and expenses (including Service Contracts) in connection with the operation of the Property, including service contracts, shall be prorated as of 12:01 a.m. Central Time on the day of the Closing Date (the “Adjustment Time”), as if Purchaser were vested with title to the Property during the entire Closing Date, such that Seller shall have the benefit of income and the burden of expenses for the day preceding the Closing Date, and the Purchaser shall have the benefit of income and the burden of expenses for the Closing Date and thereafter, but Purchaser shall not be entitled to the benefit of any front-end payments under any cable or similar contracts. If it is not possible to have meters read on the Closing Date, Purchaser and Seller will prorate estimates and true up such prorations when actual bills are available.  Seller will keep its utility accounts open until Purchaser can post deposits, if required and set up its own utility accounts with the utility providers.  All utility costs accrued after closing will be paid by Purchaser.

Rents and all other amounts payable by the tenants under the Leases (“Rents”) collected as of Closing shall be prorated.  Subsequent to the Closing, if any rents and other amounts are received by Purchaser, all such amounts shall be applied in the following order:  (1) first to Purchaser to the extent of rent and other amounts accruing after Closing, and (2) next to Seller to the extent of rent and other amounts accruing prior to Closing; and (3) the balance to Purchaser.  The amounts received by Purchaser that are to be applied to periods prior to Closing shall be delivered by Purchaser to Seller within ten (10) days after receipt.  Any amounts received by Seller subsequent to the Closing shall be delivered by Seller to Purchaser within ten (10) days after receipt.  For a period of six (6) months following the Closing, Purchaser agrees to provide Seller with reasonable access to Purchaser’s books, records and accounts relating to the operation of the Property in order that Seller may verify compliance with the preceding terms and provisions of this Section 8.B(iii).  With respect to common area maintenance, taxes, insurance and any other “pass-through” expenses attributable to the calendar year of Closing, Purchaser shall make a good faith effort to attempt to collect the same for Seller’s benefit after Closing in the usual course of business of operation of commercial property

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similar to the Property.  Commencing six (6) months after Closing, Purchaser hereby authorizes Seller to pursue collection of the same from the tenants after Closing; provided, however, Seller shall not have the right to pursue eviction of tenants in its collection efforts.  Seller’s share of any such sums shall be remitted to Seller within ten (10) days after receipt by Purchaser, such that all common area costs, maintenance charges, taxes, insurance charges and any other “pass-through” expenses of any nature actually paid by tenant under the Leases and received by Purchaser shall be paid to Seller.  Purchaser shall have no responsibility to make any payment to Seller except as to sums actually collected and received by Purchaser, and shall have no liability for failure to collect any sums so long as Purchaser makes a good faith effort in attempts to collect the same in the usual course of business of operation of commercial property similar to the Property.

All lease commissions and any tenant improvement expenses for leases entered into prior to the Effective Date shall be paid for by Seller on or before Closing (except with respect to leasing commissions and tenant improvements for any lease extensions or expansions exercised subsequent to the Effective Date, which will be paid by Purchaser).  All lease commissions and any tenant improvement expenses for leases entered into after the Effective Date shall be paid for by Purchaser; provided that Purchaser has approved such leases in accordance with Section 6. C. v.

If final prorations cannot be made at Closing for any item being prorated, then Purchaser and Seller agree to reallocate such items on a fair and equitable basis as soon as invoices or bills are available and applicable reconciliation with tenants have been completed. Upon Purchaser’s prior written request, for a period of two (2) years following the Closing, Seller shall make Seller’s books and records available to Purchaser during normal business hours for inspection, copying and audit by Purchaser’s designated accountants, at Purchaser’s expense, in order to comply with any Securities and Exchange Commission requirements related to Rule 3-14 of Regulation S-X.  In no event shall Seller incur any liability whatsoever in conjunction with any related audit.

C.

Closing Costs. Seller shall pay all costs for the Title Commitment, the standard Title Policy, and one-half of the escrow or closing fee charged by the Escrow Agent or the Title Company.

The premiums for any endorsements and the premium for modification of the area and boundaries exception to the Title Policy shall be at the expense of Purchaser. One-half of the closing fee shall be paid by Purchaser.  Purchaser shall pay the fee for the recording of the Deed. Seller shall pay any transfer or other tax for the recording of the Deed.  Except as otherwise provided in Section 7.B, each party shall be responsible for the payment of its own attorneys’ fees incurred in connection with the transaction which is the subject of this Agreement.  Purchaser shall pay all costs incurred in connection with Purchaser’s obtaining a new survey or updating or recertifying the Survey to the extent such costs exceed the TWO THOUSAND FIVE HUNDRED AND NO/100 U.S. DOLLARS ($2,500.00) to be paid by Seller at Closing.

D.

Real Estate Commissions. No commission shall be earned, due, owing or payable if this Agreement is terminated or fails to close for any reason, including, but not limited to, the default of either Seller or Purchaser. Upon Closing, Seller shall pay a real estate

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commission to Collier’s International North Texas LLC (“Seller’s Broker”) pursuant to a separate agreement between Seller and Seller’s Broker.  In accordance with the Real Estate License Act of Texas, Purchaser is advised that Purchaser should have the abstract covering the Land examined by an attorney of Purchaser’s selection or be furnished with or obtain a policy of title insurance. Seller and Purchaser each represent and warrant to the other that, except as set forth herein, no real estate brokerage commission is payable to any person or entity in connection with the transaction contemplated hereby, and each agrees to and does hereby indemnify and hold the other harmless against the payment of any commission to any person or entity.

9.

Miscellaneous.

A.

Entire Agreement. This Agreement contains the entire agreement of the parties hereto. There are no other agreements, oral or written, and this Agreement can be amended only by written agreement signed by the parties hereto, and by reference made a part hereof.

B.

Binding.  This Agreement, and the terms, covenants and conditions herein contained, shall inure to the benefit of and be binding upon the heirs, personal representatives, successors and assigns of each of the parties hereto.

C.

Effective Date. The execution hereof by the first party shall constitute an offer by the first party to purchase or sell the Property, as the case may be, on the terms and conditions herein stated, which must be accepted by the second party on or before 5:00 p.m., Central Time, by the third (3rd) business day (the “Acceptance Date”) following the date set forth below the first party’s signature hereto, by the execution hereof by the second party and the delivery of at least two (2) fully-executed counterparts of same to the Title Company on or before the Acceptance Date, who shall then deliver at least one fully-executed copy thereof to the first party. If the first party’s offer is not accepted by the Acceptance Date, the same shall be thereafter null and void.

D.

Notices.  Any notice pursuant to this Agreement shall be given in writing by (a) personal delivery, or (b) expedited delivery service with proof of delivery, or (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) e-mail, prepaid telegram, telex or telecopy or facsimile transmission (with electronic confirmation) (provided that such e-mail, telegram, telex or telecopy or facsimile transmission is confirmed by electronic confirmation, expedited delivery service or by mail in the manner previously described), sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given either at the time of personal delivery, or, in the case of expedited delivery service or mail, or, in the case of e-mail, prepaid telegram, telex or telecopy or facsimile transmission, when sent.  Unless changed in accordance herewith, the address for notices given pursuant to this Agreement shall be as follows:

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Seller:

AF Corporate Park Place

18111 Preston Road, Suite 1000

Dallas, Texas 75252

Attn:  Tod Fobare and Rick Currey

Phone:  972-458-7585

Fax: 972-458-0267

E-mail: tod@fobare.com rick@fobare.com

With copy to:

Michael W. Reindollar, P.C.

7324 Gaston Avenue, Suite 124-496

Dallas, Texas 75214

Attn:  Mike Reindollar

Phone:  214-922-8855, Ext. 1

Fax:  214-922-8824

E-mail: mreindollar@reinolaw.com

Purchaser:

HARTMAN XX LIMITED PARTNERSHIP

2909 Hillcroft, Suite 420

Houston, TX. 770547

Attn:  Julian Kwok, CCIM

Acquisitions Manager

Phone:  713-586-2611

Fax:  713-973-8912

E-mail: Jkwok@hi-reit.com

With copy to:

HARTMAN XX LIMITED PARTNERSHIP

2909 Hillcroft, Suite 420

Houston, TX. 77057

Attn:  Katherine N. O’Connell

General Counsel

Phone:  713-586-2611

Fax:  713-973-8912

E-mail: koconnell@hi-reit.com

The parties hereto shall have the right from time to time to change their respective addresses, and each shall have the right to specify as its address any other address within the United States of America by at least five (5) days’ written notice to the other party.

E.

Time.  Time is of the essence in all things pertaining to the performance of this Agreement; however, if the final date of any period which is set out in any provision of this Agreement falls on a Saturday, Sunday or legal holiday under the laws of the United States or the State of Texas, then, in such event, the time of such period shall be extended to the next day which is not a Saturday, Sunday or legal holiday.

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F.

Place of Performance.  This Agreement is made and shall be performable in Dallas County, Texas, and shall be construed in accordance with the laws of Texas.

G.

Paragraph Headings.  The paragraph headings contained in this Agreement are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several paragraphs hereof.

H.

Condemnation.  If, prior to Closing, any governmental authority or other entity having condemnation authority shall institute an eminent domain proceeding or take any steps preliminary thereto (including the giving of any direct or indirect notice of intent to institute such proceedings) with regard to the Property, and the same is not dismissed on or before ten (10) days prior to Closing, Purchaser, as its sole remedy, shall be entitled either to terminate this Agreement upon written notice to Seller or to waive such right of termination and receive all such condemnation proceeds. In the event of a termination of this Agreement, the Earnest Money shall be refunded by the Title Company to Purchaser and neither party shall have any further rights or obligations hereunder. Notwithstanding anything to the contrary herein, any eminent domain proceedings instituted (or of which notice shall be given) solely for the taking of any subsurface rights for utility easements or for any right-of-way easement, if in Purchaser’s reasonable opinion the surface may, after such taking, be used in the same manner as though such rights had not been taken, shall not entitle Purchaser to terminate this Agreement as to any part of the Property, but any award resulting therefrom shall be the exclusive property of Purchaser upon Closing. In the event Purchaser elects to terminate this Agreement under this Section 9.H, the Title Company shall forthwith return to Purchaser the Earnest Money and neither party to this Agreement shall thereafter have any further rights or obligations hereunder.

I.

Risk of Loss.  Until Closing, Seller alone shall bear the risk of loss should there be damage to any of the Improvements by fire or other casualty. If prior to the Closing any of the Improvements shall be damaged by fire or other casualty, Seller shall take all action necessary to preserve and protect the Improvements from further loss or damage and, within ten (10) business days after such loss, deliver to Purchaser a detailed written description of the damages incurred and an estimate of the cost of restoration (“Casualty Loss Information”). If the Improvements are materially damaged (as hereinafter defined), Purchaser may, within fifteen (15) days after delivery of the Casualty Loss Information, either: (a) terminate this Agreement by delivering written notice of same to Seller or (b) waive its rights of termination and proceed to close this transaction in accordance with the terms hereof. At Purchaser’s election, the Closing shall be tolled as necessary to allow for such ten (10) business days and fifteen (15) day periods to occur prior to Closing.  If Purchaser waives its right of termination, all casualty insurance proceeds payable as a result of the loss and Purchaser’s pro rata share of any rental or business loss proceeds shall be assigned to Purchaser at Closing and Purchaser shall be credited the amount of the applicable deductible and any uninsured loss. In case of such loss and Purchaser’s waiver of its right to terminate, Purchaser may notify all appropriate insurance companies of its interest in the insurance proceeds. “Material damage” is defined as damage to the Improvements of such nature that the cost of restoring the same to its condition prior to the fire or other casualty in full compliance with all applicable building and zoning laws, ordinances, and regulations will exceed $250,000.00, whether or not such damage is covered by insurance. If the parties fail to

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agree on the amount of the cost of such restoration, the amount thereof shall be determined by the majority vote of an engineer designated by Purchaser, an engineer designated by Seller and an engineer designated by the engineers selected by the parties. All engineers shall be registered professional engineers pursuant to the laws of Texas. In the event of damage to the Property of $250,000.00 or less, Purchaser shall close in accordance with the terms hereof and without any reduction in the Purchase Price. At Closing (i) Seller shall assign its rights to the insurance proceeds to Purchaser and (ii) Purchaser shall receive a credit against the Purchase Price in the amount of Seller’s deductible under such insurance policies and any uninsured loss. In the event Purchaser elects to terminate this Agreement under this Section 9.I, Title Company shall return to Purchaser the Earnest Money and neither party to this Agreement shall thereafter have any further rights or obligations hereunder.

J.

Obligations.  To the extent necessary to carry out the terms and provisions hereof, the terms, conditions, warranties, representations, obligations and rights set forth herein shall not be deemed terminated at the time of Closing, nor will they merge into the various documents executed and delivered at the time of Closing, and they shall survive for a period of six (6) months from the date of Closing.

K.

Assignment.  This Agreement may not be assigned by Purchaser without Seller’s consent, except to an entity wholly-owned or controlled by Purchaser.  Purchaser may assign this Agreement to an Affiliate without Seller's prior consent.  For the purposes of this paragraph, the term “Affiliate” means (a) an entity that directly or indirectly controls, is controlled by or is under common control with the Purchaser or its stockholders or (b) an entity at least a majority of whose economic interest is owned by Purchaser or its stockholders; and the term "control" means the power to direct the management of such entity through voting rights, ownership or contractual obligations.  Such entity shall be required to assume the obligations of Purchaser pursuant to this Agreement, but in the event of such assignment, Purchaser shall not be released from liability under this Agreement.

L.

Dates for Performance. If the date of performance of any obligation falls on a day that is a Saturday, Sunday or Federal legal holiday, then the date of such performance shall be extended to the first day following such date that is not a Saturday, Sunday or Federal legal holiday.

M.

AS-IS, WHERE-IS. PURCHASER BY CLOSING THIS AGREEMENT HEREBY EXPRESSLY ACKNOWLEDGES AND AGREES THAT PURCHASER HAS OR WILL THOROUGHLY INSPECT AND EXAMINE THE PROPERTY TO THE EXTENT DEEMED NECESSARY BY PURCHASER IN ORDER TO ENABLE PURCHASER TO EVALUATE THE PURCHASE OF THE PROPERTY.  PURCHASER BY CLOSING THIS AGREEMENT FURTHER ACKNOWLEDGES AND AGREES THAT PURCHASER IS RELYING SOLELY UPON THE INSPECTION, EXAMINATION, AND EVALUATION OF THE PROPERTY BY PURCHASER AND THAT PURCHASER IS PURCHASING THE PROPERTY ON AN “AS-IS,” “WHERE-IS” AND “WITH ALL FAULTS” BASIS WITHOUT REPRESENTATIONS, WARRANTIES AND COVENANTS, EXPRESS OR IMPLIED, OF ANY KIND OR NATURE, EXCEPT AS EXPRESSLY CONTAINED IN THIS AGREEMENT.

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NOTHING CONTAINED IN THIS PARAGRAPH SHALL LIMIT THE WARRANTIES OF TITLE SET FORTH IN THE SPECIAL WARRANTY DEED TO BE DELIVERED FROM SELLER TO PURCHASER AT THE CLOSING.

PURCHASER BY CLOSING THIS AGREEMENT WAIVES AND RELINQUISHES ALL RIGHTS AND PRIVILEGES ARISING OUT OF, OR WITH RESPECT OR IN RELATION TO, ANY REPRESENTATIONS, WARRANTIES, AND COVENANTS, WHETHER EXPRESS OR IMPLIED, WHICH MAY HAVE BEEN MADE OR GIVEN OR WHICH MAY BE DEEMED TO HAVE BEEN MADE OR GIVEN BY SELLER, EXCEPT AS EXPRESSLY OTHERWISE PROVIDED IN THIS AGREEMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, SELLER HAS NOT MADE AND DOES NOT HEREBY MAKE ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR CHARACTER WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, ITS CONDITION (INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY REGARDING MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE), ITS COMPLIANCE WITH ENVIRONMENTAL LAWS OR OTHER LAWS, INCOME TO BE DERIVED THEREFROM OR EXPENSES TO BE INCURRED WITH RESPECT THERETO, THE OBLIGATIONS, RESPONSIBILITIES OR LIABILITIES OF THE OWNER THEREOF, OR ANY OTHER MATTER OR THING RELATING TO OR AFFECTING THE PROPERTY.

Notwithstanding anything in this Subsection M to the contrary, nothing in this Subsection M or elsewhere in this Agreement or the instruments to be delivered at Closing is intended to or shall: (1) vitiate any of any covenants, representations or warranties of Seller expressly set forth in this Agreement or the instruments to be delivered at Closing (“Express Provisions”); (2) constitute a waiver of any claims by Purchaser against Seller for fraud or for breach of any Express Provisions; or (3) preclude Purchaser from interpleading Seller into any claim against Purchaser made by a third-party (whether private or governmental) with respect to acts, omissions or circumstances arising prior to the Closing Date.

N.

WAIVER OF CONSUMER RIGHTS.  PURCHASER HEREBY WAIVES ITS RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES -- CONSUMER PROTECTION ACT, SECTION 17.41, ET SEQ., BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. PURCHASER HEREBY REPRESENTS AND WARRANTS TO SELLER THAT: (I) PURCHASER IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION IN RELATION TO SELLER; (II) PURCHASER IS REPRESENTED BY LEGAL COUNSEL THAT IS NEITHER DIRECTLY NOR INDIRECTLY IDENTIFIED, SUGGESTED OR SELECTED BY SELLER; AND (III) PURCHASER VOLUNTARILY CONSENTS TO THIS WAIVER AFTER CONSULTATION WITH ITS LEGAL COUNSEL.

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O.

Confidentiality.  Except as may be otherwise required by court order or under applicable law, neither party shall disclose the terms of this Agreement or any information contained in the Due Diligence Items; provided, however, either party may disclose such items to its attorneys, investors and lenders.  All Due Diligence Items shall be promptly returned by Purchaser to Seller in the event this Agreement is terminated.

P.

Exculpation of Seller.  Notwithstanding anything to the contrary contained in this Agreement or in any Exhibits attached hereto or in any closing documents, it is expressly understood and agreed by and between the parties hereto that: (i) the recourse of Purchaser or its successors or assigns against Seller with respect to the alleged breach by or on the part of Seller of any representation, warranty, covenant, undertaking, indemnity or agreement contained in this Agreement (collectively, “Seller’s Undertakings”) shall (x) be deemed waived unless Purchaser has delivered to Seller written notice that Purchaser is seeking recourse under Seller’s Undertakings (the “Recourse Notice”) after the Closing Date but prior to the date that is six (6) months after the Closing Date and Purchaser has filed suit with respect to the same within eight (8) months after Closing, (y) be limited to an amount not to exceed $250,000.00 in the aggregate of all recourse of Purchaser under this Agreement or any one or more of the Closing Documents, and (z) be applicable only if the aggregate of all recourse of Purchaser under all such claims by Purchaser under this Agreement shall exceed $2,000 (subject to the $250,000.00 maximum as aforesaid); (ii) no personal liability or personal responsibility of any sort with respect to any of Seller’s Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against, Seller or the Seller’s property manager, or against any of their respective shareholders, directors, officers, employees, agents, constituent partners, members, beneficiaries, trustees or representatives except as expressly provided in (i) above with respect to Seller (except to the extent of sale proceeds received by them); and (iii) in no event shall Seller be liable to the Purchaser for any punitive, speculative or consequential damages.  The provisions of this Section 9.P shall survive Closing or any termination of this Agreement.

Q.

Severability.  If any portion of this Agreement is held by a court of competent jurisdiction to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, the remainder of this Agreement shall remain in full force and effect and shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable portion of the Agreement there shall be added automatically as a part of this Agreement a provision or clause as close in meaning to such illegal, invalid or unenforceable portion as may be possible and be legal, valid, and enforceable.

R.

No Waiver.  No covenant, term or condition of this Agreement other than as expressly set forth herein shall be deemed to have been waived by Seller or Purchaser unless such waiver is in writing and executed by Seller or Purchaser, as the case may be.

S.

Further Assurances.  Purchaser and Seller agree to execute all documents and instruments reasonably required in order to consummate the purchase and sale herein contemplated.

T.

Counterpart Execution.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.  Facsimile transmission signatures

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shall be deemed original signatures of this Agreement, any amendment or notice given under this Agreement.

U.

Water Code Notice.  In the event that the Property is located in a district created under Title 4 of the Texas Water Code (General Law Districts) or by a special Act of the legislature that is providing or proposing to provide, as the district's principal function, water, sanitary sewer, drainage, and flood control or protection facilities or services, or any of these facilities or services that have been financed or are proposed to be financed with bonds of the district payable in whole or part from taxes of the district, or by imposition of a standby fee, if any, to household or commercial users, other than agricultural, irrigation, or industrial users, and which district includes less than all the territory in at least one county and which, if located within the corporate area of a city, includes less than 75 percent of the incorporated area of the city or which is located outside the corporate area of a city in whole or in substantial part, and is subject to the requirements of Section 49.452 of the Texas Water Code, then Seller shall prepare and give to Purchaser the written notice that is required by Section 49.452 of the Texas Water Code.

(SIGNATURE PAGE FOLLOWS)

PSA- Corporate Park Place

IN WITNESS HEREOF, this Agreement has been duly executed by the parties hereto on the respective dates appearing below each party’s signature.

SELLER:

AF CORPORATE PARK PLACE, LTD.,

a Texas limited partnership

By: AF Corporate Park Place GP, LLC

a Texas limited liability company

By:

Name:

Title:

Date:  _____________, 2015

PURCHASER:

HARTMAN XX LIMITED PARTNERSHIP,

a Texas limited partnership

By:

HARTMAN XX REIT GP LLC,

a Texas limited liability company,

its sole general partner

By:

          Allen R. Hartman, President

Date:  _____________, 2015

PSA- Corporate Park Place

ESCROW AGENT/ TITLE COMPANY RECEIPT(S)

The undersigned hereby acknowledges the receipt of a fully executed copy of this Agreement from both Purchaser and Seller on this the _____ day of _______________, 2015 (“Effective Date”), and agrees to comply with all of the terms hereof, including, but not limited to, those regarding said Escrow Deposit. The Title Company is hereby designated as the “Reporting Person” pursuant to Section 6045 of the Internal Revenue Code and the regulations permitted thereunder.  Based on such Effective Date,

The Termination Date is ___________________, 2015

The initially scheduled Closing Date is _________________________, 2015

TITLE COMPANY:

CHICAGO TITLE INSURANCE COMPANY

By:

Name: ____________________________________

Title: _____________________________________

Date: _____________, 2015.

The undersigned hereby acknowledges the receipt from Purchaser of the ONE MILLION AND NO/100 U.S. DOLLARS ($1,000,000.00) Escrow Deposit on this the _____ day of _____________, 2015, and agrees to comply with all of the terms hereof, including, but not limited to, those regarding said Escrow Deposit.

TITLE COMPANY:

CHICAGO TITLE INSURANCE COMPANY

By:

Name:

Title:

Date: _____________, 2015.

PSA- Corporate Park Place

EXHIBIT “A”

Property Description

PSA- Corporate Park Place

EXHIBIT A

LEGAL DESCRIPTION

WALNUT HILL BUSINESS PARK, FIFTH INSTALLMENT, an Addition to the City of Irving as shown on the Plat recorded in Volume 79125 at Page 1461 of the Map Records of Dallas County, Texas. Said 6.075 acre tract being more fully described as follows:

BEGINNING at a 1/2 inch steel rod found for corner at the intersection of the North line of Corporate Drive (a called 60 foot wide right-of-way) with the East right-of-way line of High Point Drive (a called 60 foot wide right-of-way), and being the Southwest corner of said Fifth Installment;

THENCE North 00 degrees 06 minutes 20 seconds East, departing said Corporate Drive and along said East right-of-way line, a distance of 362.50 feet to a 1/2 inch steel rod found for corner and being the West common corner between said Fifth Installment and Walnut Hill Business Park Ninth Installment, an Addition to the City of Irving as shown on the Plat recorded in Volume 79232 at Page 1683 of the Map Records of Dallas County, Texas;

THENCE South 89 degrees 53 minutes 40 seconds East, departing said East right-of-way line, and along the common line between said Fifth Installment and said Ninth Installment, a distance of 730.00 feet to a 1/2 inch steel rod found for corner and being the Northwest corner of Walnut Hill Business Park Twenty Second Installment an Addition to the City of Irving as shown on the Plat recorded in Volume 81181 at Page 2398 of the Map Records of Dallas County, Texas, and also being the Southwest corner of Walnut Hill Business Park Twelfth Installment, an Addition to the City of Irving, as shown on the Plat recorded in Volume 80206 at Page 0130 of the Map Records of Dallas County, Texas;

THENCE South 00 degrees 06 minutes 20 seconds West, departing said Ninth Installment and said Twelfth Installment, and along the common line between said Fifth Installment and said Twenty Second Installment, a distance of 362.50 feet to a 1/2 inch steel rod found for corner on the previously mentioned North right-of-way line of Corporate Drive;

THENCE North 89 degrees 53 minutes 40 seconds West, departing said Twenty Second Installment and along the North right-of-way line of Corporate Drive, same being the South line of said Fifth Installment, a distance of 730.00 feet to the POINT OF BEGINNING;

and containing 6.075 acres or 264,625 square feet of land more or less.

Exhibit A

DALLAS:88235/00006:1284121v3

EXHIBIT “B”

Due Diligence Items
(capitalized terms as defined in the Agreement)

Seller shall deliver the following to Purchaser prior to Purchaser’s execution of the Agreement of Purchase and Sale (except as to Q2 documents which shall be delivered no later than sixty (60) days following the Closing) through a secure website:

1.

Copies of all Leases, including any and all modifications or amendments thereto.

2.

A certified rent roll for the Property for the month in which this Agreement is executed, or if not yet available, the most recently available month, in the form customarily prepared for Seller by the current manager of the Property and copies of the 2014 quarter-ending rent rolls.

3.

Copies of all vendor and service contracts to which Seller is a party that are currently in effect with respect to the Property, including, but not limited to, all agreements for the provision of janitorial, maintenance, trash removal, landscaping and security services, to the extent in Seller’s possession.

4.

Copies of all leasing commission agreements with respect to the Property to which Seller is a party.

5.

Operating statements for the Property for the past three (3) years and through the end of Q2 2015 (or the period of Seller’s ownership of the Property or whatever is in Seller’s possession, if either less) in the format customarily prepared for Seller by the current manager of the Property and, to the extent not covered in the Operating Statements, 2013 & 2014 CAM reconciliations/estimates, and a YTD expense general ledger in the format customarily prepared for Seller by the current manager of the Property.

6.

An inventory of the Personal Property, if any, to be conveyed to Purchaser at Closing.

7.

Copies of the ad valorem and personal property tax statements covering the Property for the current tax year (if available) and for the previous two (2) years (or the period of Seller’s ownership of the Property, if less).

8.

All Governmental licenses and permits issued to Seller with respect to the Property to the extent in Seller’s possession, including specifically, without limitation, building permits, certificates of occupancy, and special or conditional use permits in Seller’s possession.

9.

Plans and specifications for the Improvements, to the extent in Seller’s possession (Will be made available at the Property for inspection)

10.

Copies of all guaranties and warranties covering the Property, to the extent in Seller’s possession.

PSA- Corporate Park Place

11.

Any current environmental reports prepared for Seller with respect to the Property which are in Seller’s possession.

12.

A schedule of all tenant deposits (security or otherwise), which schedule may be a part of the rent roll.

13.

Existing land title survey for the real property.

14.

A copy of Seller’s standard lease form in PDF format.

15.

A schedule of all insurance claims over the past three (3) years that relate to the real property.

16.

A historical occupancy report by year for the last two (2) years.

17.

A schedule of historical capital expenditures on the real property during the calendar year 2013, 2014, and 2015 (YTD).

18.

An aging report detailing current payment delinquencies of any tenants.

19.

A description of all threatened and pending litigation that affects the real property.

20.

Billing information for tenant expense reimbursements (common area maintenance, taxes, insurance, etc.) for 2013 and 2014.

21.

A general ledger for 2014 and 2015 Q2 general ledger and the 2015 (year-to-date).

22.

Copies of all utility accounts which will be transferred to Purchaser at closing.

23.

A copy of the 2015 operating expense budget.

25.

Documentation reflecting expenses incurred in connection repair and maintenance projects performed in the prior two (2) years where the expenses exceeded $20,000.

26.

Copies of any documents regarding any roof, foundation and pest control (including termite) work performed on the Improvements and the bonds and for warranties of said work, if any.

27.

Copies of all orders of any governmental agencies respecting any claimed violation of any federal, state or local law, ordinance, rule, regulation, requirement or order affecting the Property, including any notices received regarding the Property.

28.

List of Tenant Improvement allowances owed to tenants and expiration dates.

In addition to the above documents, on two (2) business days advance notice from Purchaser, Seller shall, to the extent in Seller’s possession or under the control of Seller, provide access to all of Seller’s books and records relating exclusively to the Property, including tenant lease correspondence and files (but excluding any privileged information, appraisals and information relating to Seller itself), to be inspected by the Purchaser at the offices of the Seller’s property manager during regular business hours.

EXHIBIT “C”

Estoppel Certificate

Date:

_______________________

<Recipient Name>

<Recipient Address>

<Recipient City, State  Zip>

Re:

<Project Name>

1.

The undersigned,<Tenant Entity>, as Tenant under that certain Lease  for the above referenced premises (the “Premises”), dated <Lease Date>, as amended ___ (the “Lease”), made with<Landlord Entity>, as Landlord, hereby certifies that:

a.

The Lease is in full force and effect, is valid and enforceable according to its terms against Tenant and has not been amended, modified or superseded other than by amendments dated <Amendment Dates>; and a complete copy of the Lease (including all amendments) is attached hereto

b.

Tenant is in full complete possession of the Leased Premises, is fully occupying the same and conducting its business therefrom and is obligated to pay the minimum rental provided for in the Lease;

c.

All work to the Leased Premises, including but not limited to all improvements, parking facilities and other construction to the extent required under the Lease has been completed as required by the Lease as of the date hereof and the work and the Leased Premises were accepted as satisfactory;

d.

Rent under the Lease commenced to accrue on <Rent Commencement Date>, has been paid through the date of <Date Rent Paid Through> and no rent credits or other offsets have been given by Landlord or taken by Tenant;

e.

The current rent due under the Lease is <Current Rent> per month, expense reimbursements due under the lease (if any) are <Expense Reimbursement> per month, and other payments due under the Lease (if any) are <Other Payments>;

f.

There are no rental concessions except as follows: <Rental Concessions>;

g.

There are no security deposits or other deposits other than as follows: <Security Deposit Amount or Description>;

h.

The present term of the Lease expires <Expiration Date> and there are no options to extend or renew other than as follows: <Description of Lease Options> ;

i.

Tenant has not advanced any amounts to or on behalf of Landlord under the Lease, for which advance it has not been reimbursed.

j.

Tenant holds no claim against Landlord which might be set off against accruing rentals and Tenant is not aware of any default, nor state of facts which with notice, the passage of time, or both, could ripen into a default, on the part of either Tenant or Landlord, except <Description of Claims>;

k.

Tenant has not sublet the Leased Premises or any portion thereof nor has Tenant assigned the Lease or any portion thereof;

l.

The address for notices to be sent to Tenant is as set forth in the Lease or is <Tenant Notice Address>;

m.

Tenant has no right of first refusal, option or other right to purchase the Leased Premises or any part thereof other than as follows: <Tenant ROFR or Purchase Option>;

n.

No broker is entitled to a commission from or through Tenant in connection with the Lease other than described in the Lease or the commission agreements furnished to Purchaser.

o.

Tenant has received no notice of any sale, transfer, pledge or assignment of the Lease or of the rentals thereunder by Landlord excepting the proposed assignment to <Purchaser Name> in connection with a proposed sale to <Purchaser Name> or its assigns.

2.

There has not been filed by or against, nor, to the best of the knowledge and belief of Tenant, is there threatened against or contemplated by Tenant, petition of bankruptcy, voluntary or otherwise, any assignment for the benefit of creditors, any petition seeking reorganization or arrangement under the bankruptcy laws of the United States or of any state thereof, or any other action brought under said bankruptcy laws; and

3.

Tenant understands that the Lease will be assigned to <Purchaser Name> or its assigns in connection with the sale of the property in which the Premises are located and that <Purchaser Name> or its assigns will materially rely on the statements made herein in purchasing the Property.  The person signing this certification on behalf of Tenant is a duly authorized signatory for Tenant.  The undersigned acknowledges and agrees that the statements made herein are true and complete and may be relied upon by <Purchaser Name> and its successors and assigns.

SIGNATURE PAGE TO FOLLOW

TENANT

By:______________________________

Name: ___________________________

Title: ____________________________

Exhibit D – SPECIAL WARRANTY DEED

SPECIAL WARRANTY DEED

(State Bar of Texas)

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN  REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER

Date:

Grantor:

AF CORPORATE PARK PLACE, LTD.,

a Texas limited partnership

Grantor's Mailing Address (including county):

18111 Preston Road, Suite 1000

Dallas, Texas 75252

Grantee:

Grantee's Mailing Address (including county):

Consideration:

Property (including any improvements):

See Exhibit A attached hereto and made a part hereof.

Reservations from and Exceptions to Conveyance and Warranty:

See Exhibit B attached hereto and made a part hereof.

Grantor, for the consideration and subject to the reservations from and exceptions to conveyance and warranty, grants, sells, and conveys to Grantee the property, together with all and singular the rights and appurtenances thereto in any wise belonging, to have and hold it to Grantee, Grantee's heirs, executors, administrators, successors, or assigns forever.  Grantor binds Grantor and Grantor's heirs, executors, administrators, and successors to warrant and forever defend all and singular the property to Grantee and Grantee's heirs, executors, administrators, successors, and assigns against every person whomsoever lawfully claiming or to claim the same or any part thereof, except as to the reservations from and exceptions to conveyance and warranty, when the claim is by, through, or under Grantor but not otherwise.

When the context requires, singular nouns and pronouns include the plural.

AF CORPORATE PARK PLACE, LTD.,

a Texas limited partnership

By: AF Corporate Park Place GP, LLC

a Texas limited liability company

By:

Name:

Title:

(Single Acknowledgement)

STATE OF TEXAS    §

§

COUNTY OF

§

This instrument was acknowledged before me on the ___day of _____, 20__, by ________________.

Notary Public, State of Texas

My Commission Expires:

_______________________

Print name of Notary here

(Entity Acknowledgement)

STATE OF TEXAS

§

§

COUNTY OF ____________§

This instrument was acknowledged before me on the _____ day of _______________, 20___, by _________, ______ President of AF Corporate Park Place GP, LLC, a Texas limited liability company, general partner of AF Corporate Park Place, Ltd., a Texas limited partnership, on behalf of said limited liability company and limited partnership.

            Notary Public, State of Texas

My Commission Expires:

 _____________________

Print name of Notary here

AFTER RECORDING RETURN TO:

_________________________________________

_________________________________________

_________________________________________

Exhibit E - Assignment and Bill of Sale

BILL OF SALE AND BLANKET ASSIGNMENT

AF CORPORATE PARK PLACE, LTD., a Texas limited partnership ("Grantor"), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to Grantor in hand paid by _____________________, a _____________________ ("Grantee"), has GRANTED, SOLD ASSIGNED, TRANSFERRED, CONVEYED, and DELIVERED and does by these presents GRANT, SELL, ASSIGN, TRANSFER, CONVEY, and DELIVER unto Grantee, all the following described properties, rights, and interests arising or used in connection with that certain real property described on Exhibit A attached hereto and incorporated herein by reference (the "Real Property"):

A.

Any and all equipment, furnishings, or other tangible personal property (the “Personal Property”) owned by Seller and presently placed or installed on or about the Real Property or used as part of or in connection therewith, except the personal property described on Exhibit B  attached hereto and made a part hereof, which is excluded from this conveyance;

B.

Seller’s interest as landlord under all leases and agreements for use of space in the Property described on Exhibit C attached hereto and made a part hereof (the “Leases”) to which Seller is a party, and all refundable tenant security deposits held by Seller on the date hereof;

C.

All assumed service contracts described on Exhibit D (the “Contracts”); and

D.

All bonds, warranties and guaranties relating to the Property (the “Warranties”).

The items described in Paragraphs A through D above are hereinafter collectively called the “Property.”

TO HAVE AND TO HOLD the assets hereby sold, transferred and assigned unto Grantee, its successors and assigns forever, subject, however, to the matters described on Exhibit E attached hereto and incorporated herein by reference.

It is understood and agreed that, by its execution hereof, Grantee hereby assumes and agrees to perform all of the terms, covenants and conditions of the Leases on the part of the lessor therein required to be performed from and after the date hereof including, but not limited to, the obligation to repay, in accordance with the terms of the Leases, to such lessees, all security deposits (but only to the extent such security deposits are actually delivered to Grantee by Grantor pursuant to this Bill of Sale and Blanket Assignment) required to be repaid by the terms thereof.

It is understood and agreed that, by its execution hereof, Grantee hereby assumes and agrees to perform the obligations of Grantor pursuant to terms, covenants and conditions contained in the Contracts.

It is understood and agreed that, by its execution hereof, Grantor hereby agrees to indemnify, save and hold harmless Grantee from any and all liability, claims or causes of action, loss, cost or expense (including attorneys' fees) arising out of or relating to Grantor's failure to perform any of the obligations of the lessor under the Tenant Leases prior to the date hereof. Grantor hereby further agrees to indemnify, save and hold harmless Grantee from any and all liability, claims, causes of action, or expense (including attorneys' fees) existing in favor of or asserted or claimed by other parties to the Contracts arising out of or relating to Grantor's failure to perform any of the obligations of Grantor under the Contracts, prior to the date hereof and Grantee agrees to indemnify Grantor from any such matters to the extent arising after the date hereof.

It is further understood and agreed that Grantor will cooperate with Grantee, as necessary, to secure performance by any guarantor or warrantor for any work which Grantee believes should be performed by such guarantor or warrantor pursuant to any of the guaranties or warranties herein assigned.

IN WITNESS WHEREOF, Grantor has caused this Bill of Sale and Blanket Assignment to be executed effective as of the _____ day of ______________, 20___.

GRANTOR:

AF CORPORATE PARK PLACE, LTD.,

a Texas limited partnership

By: AF Corporate Park Place GP, LLC

a Texas limited liability company

By:

Name:

Title:

GRANTEE:

________________________________________________

EXHIBIT A

LEGAL DESCRIPTION OF REAL PROPERTY

EXHIBIT B

EXCLUDED PERSONAL PROPERTY

EXHIBIT C

SCHEDULE OF TENANT LEASES

EXHIBIT D

CONTRACTS

EXHIBIT E

PERMITTED EXCEPTIONS